                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K




               CURRENT REPORT Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): August 27, 1997



                           PRENTISS PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)




         Maryland                         1-14516                75-2661588
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                              Identification No.)



          3890 West Northwest Highway, Suite 400, Dallas, Texas 75220
                    (Address of Principal Executive Office)


                                (214) 654-0886
             (Registrant's telephone number, including area code)



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

Acquisition of Properties

     On August 27, 1997, the Company completed the acquisition of three Class "A" suburban office properties (the "Calverton Office Park Properties"). The Calverton Office Park Properties total 307,802 square feet and are located in suburban Maryland near Washington, D.C. The Calverton Office Park Properties were purchased for approximately $28.5 million which was funded primarily with borrowings under the Company's line of credit.

     On December 30, 1997, the Company completed the acquisition of a single Class "A" office property (the "7101 Wisconsin Avenue Property"). The property totals 237,265 square feet and is located in suburban Maryland near Washington, D.C. The 7101 Wisconsin Avenue Property was purchased for approximately $33.8 million which was funded primarily with borrowings under the Company's line of credit.

     On June 12, 1998, the Company completed the acquisition of seven Class "A" office properties (the "Fidinam Office Portfolio"). The Fidinam Office Portfolio totals 1,045,000 square feet and is located in the suburban markets of Houston, Texas. The Fidinam Office Portfolio was purchased for approximately $84.6 million which was funded primarily with borrowings under the Company's line of credit.

     On August 27, 1998, the Company acquired a single Class "A" suburban office property (the "One O'Hare Centre Property"). The One O'Hare Centre Property totals 379,685 square feet and is located in the suburban Chicago area. The One O'Hare Centre Property was purchased for approximately $65.0 million which was funded primarily with borrowings under the Company's line of credit.

     The acquisitions of the Calverton Office Park Properties, 7101 Wisconsin Avenue Property, Fidinam Office Portfolio and One O'Hare Centre Property (the "Acquired Properties") do not individually constitute acquisitions of a "significant amount of assets" as defined under Item 2 of Form 8-K or Rule 3-14 of Regulation S-X. Rather, these acquisitions are below the 10% individual significance level but exceed the 5% level and, when combined with other individually insignificant acquisitions previously reported, constitute a mathematical majority of individually insignificant acquisitions, for which audited combined statements of revenues and certain operating expenses are required under Rule 3-14 of Regulation S-X. Accordingly, the audited statement of revenues and certain operating expenses of the Acquired Properties are filed herewith.

Item 7.   Financial Statements and Exhibits

(A)  Financial Statements for Properties Acquired

     Statements of revenues and certain operating expenses of the Fidinam Office Portfolio and the One O'Hare Centre Property (the "1998 Acquired Properties") for the year ended December 31, 1997 are presented as prescribed by Rule 3-14 of Regulation S-X.

     Statements of revenues and certain operating expenses of the Calverton Office Park Properties and the 7101 Wisconsin Avenue Property (the "1997 Acquired Properties") for the year ended December 31, 1998 are presented as prescribed by Rule 3-14 of Regulation S-X.

(B)  Pro Forma Financial Information

     Prentiss Properties Trust Consolidated Balance Sheet as of December 31, 1998 and Pro Forma Statement of Income for the year ended December 31, 1998.

(C)  Exhibits

     23.1 Consent of PricewaterhouseCoopers LLP.

INDEX TO FINANCIAL STATEMENTS

The following represents certain of the properties acquired by the Company during 1997 and 1998:

                                                                                                                 Page
                                                                                                                Number
Individually Insignificant Acquisitions:
The Calverton Office Park Properties
       Report of Independent Accountants................................................................           4
       Combined Statement of Revenues and Certain Operating Expenses for the Year Ended
          December 31, 1998.............................................................................           5
       Notes to Statement of Revenues and Certain Operating Expenses....................................           6
The 7101 Wisconsin Avenue Property
       Report of Independent Accountants................................................................           8
       Statement of Revenues and Certain Operating Expenses for the Year Ended
          December 31, 1998.............................................................................           9
       Notes to Statement of Revenues and Certain Operating Expenses....................................          10
The Fidinam Office Portfolio
       Report of Independent Accountants................................................................          11
       Combined Statement of Revenues and Certain Operating Expenses for the Year Ended
          December 31, 1997.............................................................................          12
       Notes to Statement of Revenues and Certain Operating Expenses....................................          13
The One O'Hare Centre Property
       Report of Independent Accountants................................................................          14
       Statement of Revenues and Certain Operating Expenses for the Year Ended
          December 31, 1997.............................................................................          15
       Notes to Statement of Revenues and Certain Operating Expenses....................................          16

Pro Forma Financial Statements:
       Prentiss Properties Trust Consolidated Balance Sheet as of December 31, 1998.....................          17
       Prentiss Properties Trust Pro Forma Consolidated Statement of Income for the
          Year Ended December 31, 1998..................................................................          18

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of Prentiss Properties Trust

     We have audited the accompanying combined statement of revenues and certain operating expenses of the Calverton Properties (the "Calverton Office Park Properties") for the year ended December 31, 1998. The combined statement of revenues and certain operating expenses is the responsibility of the Calverton Office Park Properties' owners. Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Calverton Office Park Properties' revenues and expenses and may not be comparable to results from proposed future operations of the Calverton Office Park Properties.

     In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP


February 5, 1999
Dallas, Texas

                     THE CALVERTON OFFICE PARK PROPERTIES
         COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                     for the year ended December 31, 1998

                            (dollars in thousands)

Revenues:
   Rental income.............................................    $5,082
                                                                 ------
Certain operating expenses:
   Real estate taxes.........................................       320
   Repairs and maintenance...................................       577
   Property management.......................................       526
   Utilities.................................................       608
   Insurance.................................................        18
                                                                 ------
                                                                  2,049
                                                                 ------
Revenues in excess of certain operating expenses                 $3,033
                                                                 ======



         The accompanying notes are an integral part of this combined financial statement.

                     THE CALVERTON OFFICE PARK PROPERTIES
                    NOTES TO COMBINED STATEMENT OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (dollars in thousands)

1.   Basis of Presentation

     The combined statement of revenues and certain operating expenses for the year ended December 31, 1998 relate to the operations of the Calverton Properties (the "Calverton Office Park Properties"), which were acquired in August 1997, by the Company from an unaffiliated third-party for an aggregate purchase price of $28.5 million. The Calverton Office Park Properties consists of three Class "A" office buildings totaling 301,019 square feet of office space and a 6,783 square foot day care center situated on a 22-acre site. The Calverton Office Park Properties are located in suburban Maryland near Washington, D.C.

     The accompanying statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of the properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of these properties. Management is not aware of any material factors relating to the properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     The combined statement of revenues and certain operating expenses has been prepared on the accrual basis of accounting.

     Revenue and Expense Recognition

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

     During the year ended December 31, 1998, three separate tenants represented 40%, 23% and 20% of the total base rental income of Calverton I, three separate tenants represented 41%, 32% and 22%, of the total base rental income of Calverton II and one tenant represented 78% of the total base rental income of Calverton III.

     Future Rental Revenues

     The properties are leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1998, are approximately as follows:

   1999.......................................................        $ 4,862
   2000.......................................................          2,612
   2001.......................................................          2,392
   2002.......................................................          1,576
   2003.......................................................            762
   Thereafter.................................................          1,539
                                                                      -------
                                                                      $13,743
                                                                      =======

     Office space in the Calverton Office Park Properties is generally leased to tenants under lease terms that provide for tenants to pay for increases in operating expenses in excess of specified amounts.

     Use of Estimates

     The preparation of the combined statement of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts, revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

2.   Related Party Transactions

     Under the terms of the management agreement, the Calverton Office Park Properties paid $149 in management fees during the year ended December 31, 1998 to affiliates of the entities owning the properties.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of Prentiss Properties Trust

     We have audited the accompanying statement of revenues and certain operating expenses of the 7101 Wisconsin Avenue Property (the "7101 Wisconsin Avenue Property") for the year ended December 31, 1998. The statement of revenues and certain operating expenses is the responsibility of the 7101 Wisconsin Avenue Property's owners. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the 7101 Wisconsin Avenue Property's revenues and expenses and may not be comparable to results from proposed future operations of the 7101 Wisconsin Avenue Property.

     In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP


February 5, 1999
Dallas, Texas

                      THE 7101 WISCONSIN AVENUE PROPERTY
             STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                     for the year ended December 31, 1998

                            (dollars in thousands)

Revenues:
   Rental income...................................           $4,869
   Other income....................................                2
                                                              ------
                                                               4,871
                                                              ------
Certain operating expenses:
   Real estate taxes...............................              423
   Repairs and maintenance.........................              423
   Property management.............................              507
   Utilities.......................................              443
   Insurance.......................................               11
                                                              ------
                                                               1,807
                                                              ------
Revenues in excess of certain operating expenses              $3,064
                                                              ======



   The accompanying notes are an integral part of this financial statement.

                      THE 7101 WISCONSIN AVENUE PROPERTY
                        NOTES TO STATEMENT OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (dollars in thousands)

1.   Basis of Presentation

     The statement of revenues and certain operating expenses for the year ended December 31, 1998 relate to the operations of the 7101 Wisconsin Avenue Property (the "7101 Wisconsin Avenue Property"), which was acquired on December 30, 1997, by the Company from an unaffiliated third-party for an aggregate purchase price of $33.8 million. The 7101 Wisconsin Avenue Property is a 14-story Class "A" office building located in suburban Maryland, near Washington, D.C., totaling approximately 237,265 net rentable square feet.

     The accompanying statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of the property that may not be comparable to the expenses expected to be incurred in the proposed future operations of these property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be necessarily indicative of future operating results.

     The statement of revenues and certain operating expenses has been prepared on the accrual basis of accounting.

     Revenue and Expense Recognition

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

     During the year ended December 31, 1998, two tenants represented 20% and 16% of the total base rental income of the 7101 Wisconsin Avenue Property.

     Future Rental Revenues

     The property is leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1998, are approximately as follows:

     1999........................................................   $ 4,668
     2000........................................................     4,262
     2001........................................................     3,407
     2002........................................................     3,019
     2003........................................................     2,641
     Thereafter..................................................     2,916
                                                                    -------
                                                                    $20,913
                                                                    =======

     Office space in the 7101 Wisconsin Avenue Property is generally leased to tenants under lease terms that provide for tenants to pay for increases in operating expenses in excess of specified amounts.

     Use of Estimates

     The preparation of the statement of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts, revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

3.   Related Party Transactions

     Under terms of various management agreements, the 7101 Wisconsin Avenue Property paid $138 in management fees during the year ended December 31, 1998 to affiliates of the entities owning the Property.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of Prentiss Properties Trust

     We have audited the accompanying combined statement of revenues and certain operating expenses of the Fidinam Office Properties (the "Fidinam Office Portfolio") for the year ended December 31, 1997. The combined statement of revenues and certain operating expenses is the responsibility of the Fidinam Office Portfolio's owners. Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Fidinam Office Portfolio's revenues and expenses and may not be comparable to results from proposed future operations of the Fidinam Office Portfolio.

     In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP


February 12, 1999
Dallas, Texas

                         THE FIDINAM OFFICE PORTFOLIO
         COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                     for the year ended December 31, 1997

                            (dollars in thousands)

Revenues:
   Rental income.............................................        $11,035
   Other income..............................................            260
                                                                     -------
                                                                      11,295
                                                                     -------
Certain operating expenses:
   Real estate taxes.........................................          1,280
   Repairs and maintenance...................................          1,918
   Management fees...........................................            463
   Property management.......................................          1,246
   Utilities.................................................          1,556
   Insurance.................................................             97
                                                                     -------
                                                                       6,560
                                                                     -------
Revenues in excess of certain operating expenses                     $ 4,735
                                                                     =======



    The accompanying notes are an integral part of this combined financial statement.

                         THE FIDINAM OFFICE PORTFOLIO
                    NOTES TO COMBINED STATEMENT OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (dollars in thousands)

1.   Basis of Presentation

     The combined statement of revenues and certain operating expenses for the year ended December 31, 1997 relate to the operations of the Fidinam Office Properties (the "Fidinam Office Portfolio"), which was acquired on June 12, 1998, by the Company from an unaffiliated third-party for an aggregate purchase price of $84.6 million. The Fidinam Office Portfolio consists of seven office buildings totaling 1,045,000 square feet of office space located in the suburban markets of Houston, Texas.

     The accompanying statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of the properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of these properties. Management is not aware of any material factors relating to the properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     The combined statement of revenues and certain operating expenses has been prepared on the accrual basis of accounting.

     Revenue and Expense Recognition

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

     During the year ended December 31, 1997, two tenants represented 20% and 13% of the total base rental income of the Northchase building, three separate tenants represented 29%, 24% and 12% of the total base rental income of 7575 San Felipe, two separate tenants represented 14% and 11% of the total base rental income of the Torrey Chase Office Building, two separate tenants represented 20% and 16% of the Westheimer Central building, three separate tenants represented 17%, 15% and 15% of the total base rental income of 11811 North Freeway, one tenant represented 26% of the total base rental income of JFP Energy, and two separate tenants represented 26% and 16% of the One Westchase building.

     Future Rental Revenues

     The properties are leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1997, are approximately as follows:

     1998............................................................   $10,641
     1999............................................................     7,177
     2000............................................................     5,313
     2001............................................................     3,582
     2002............................................................     2,466
     Thereafter......................................................     5,054
                                                                        -------
                                                                        $34,233
                                                                        =======

     Office space in the Fidinam Office Portfolio is generally leased to tenants under lease terms that provide for tenants to pay for increases in operating expenses in excess of specified amounts.

4.   Related Party Transactions

     Under terms of various management agreements, the Fidinam Office Portfolio paid $463 in management fees during the year ended December 31, 1997 to affiliates of the entities owning the Properties.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of Prentiss Properties Trust

     We have audited the accompanying statement of revenues and certain operating expenses of the One O'Hare Centre Property (the "One O'Hare Centre Property") for the year ended December 31, 1997. The statement of revenues and certain operating expenses is the responsibility of the One O'Hare Centre Property's owners. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the One O'Hare Centre Property's revenues and expenses and may not be comparable to results from proposed future operations of the One O'Hare Centre Property.

     In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP


February 12, 1999
Dallas, Texas

                        THE ONE O'HARE CENTRE PROPERTY
             STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                     for the year ended December 31, 1997

                            (dollars in thousands)

Revenues:
   Rental income.........................................      $8,693
   Other income..........................................          65
                                                               ------
                                                                8,758
                                                               ------
Certain operating expenses:
   Real estate taxes.....................................       2,592
   Repairs and maintenance...............................       1,089
   Property management...................................         729
   Utilities.............................................         506
   Insurance.............................................          46
                                                               ------
                                                                4,962
                                                               ------
Revenues in excess of certain operating expenses               $3,796
                                                               ======




   The accompanying notes are an integral part of this financial statement.

                        THE ONE O'HARE CENTRE PROPERTY
                        NOTES TO STATEMENT OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (dollars in thousands)

1.   Basis of Presentation

     The statement of revenues and certain operating expenses for the year ended December 31, 1997 relate to the operations of One O'Hare Centre (the "One O'Hare Centre Property"), which was acquired in August 1998, by the Company from an unaffiliated third-party for an aggregate purchase price of $65.0 million. The One O'Hare Centre Property is a 12-story office building located in the O'Hare submarket of Chicago, Illinois totaling approximately 379,685 square feet of office space.

     The accompanying statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of the property that may not be comparable to the expenses expected to be incurred in the proposed future operations of this property. Management is not aware of any material factors relating to the property which would cause the reported financial information not to be necessarily indicative of future operating results.

     The statement of revenues and certain operating expenses has been prepared on the accrual basis of accounting.

     Revenue and Expense Recognition

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

     During the year ended December 31, 1997, one tenant represented 21% of the total base rental income of the One O'Hare Centre Property.

     Future Rental Revenues

     The property is leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1997, are approximately as follows:

     1998................................................  $ 5,038
     1999................................................    5,313
     2000................................................    4,952
     2001................................................    4,272
     2002................................................    3,508
     Thereafter..........................................    4,136
                                                           -------
                                                           $27,219
                                                           =======

     Office space in the One O'Hare Centre Property is generally leased to tenants under lease terms that provide for tenants to pay for increases in operating expenses in excess of specified amounts.

     Use of Estimates

     The preparation of the statement of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts, revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

5.   Related Party Transactions

     Under the terms of the management agreement, the One O'Hare Centre Property paid $412 in management fees during the year ended December 31, 1997 to affiliates of the entities owning the Property.

                           PRENTISS PROPERTIES TRUST
                          CONSOLIDATED BALANCE SHEET

                               December 31, 1998
                                  (unaudited)

            (dollars in thousands, except share and per share data)

     This consolidated balance sheet should be read in conjunction with the pro forma consolidated statements of income of the Company for the year ended December 31, 1998 included elsewhere in this Form 8-K.

     The consolidated balance sheet does not purport to represent the future financial position of the Company.

                                                                                                      (Unaudited)
                                                                                                       Prentiss
                                                                                                      Properties
                                                                                                         Trust
                                                                                                  Dec. 31, 1998/(1)/
                                                                                                 --------------------
Assets:
       Real estate, net........................................................................            $1,749,503
       Deferred charges and other assets, net..................................................                74,560
       Receivables, net........................................................................                20,484
       Cash and cash equivalents...............................................................                 5,523
       Escrowed cash and deposits on real estate...............................................                 8,172
       Other receivables (affiliates)..........................................................                 2,245
       Investments in joint venture and unconsolidated subsidiaries............................                10,658
                                                                                                 --------------------
           Total Assets........................................................................            $1,871,145
                                                                                                 ====================
Liabilities:
       Debt on real estate.....................................................................            $  800,263
       Accounts payable and other liabilities..................................................                62,410
       Distributions payable...................................................................                17,774
                                                                                                 --------------------
           Total Liabilities...................................................................               880,447
                                                                                                 --------------------
Minority interest in operating partnership.....................................................               128,775
                                                                                                 --------------------
Minority interest in real estate partnership...................................................                 1,345
                                                                                                 --------------------
Shareholders' Equity:
       Preferred shares........................................................................               100,000
       Common shares...........................................................................                   399
       Additional paid-in capital..............................................................               787,193
       Distributions in excess of accumulated earnings.........................................                (3,700)
       Common shares in treasury, at cost, 998,800 shares at Dec. 31, 1998.....................               (23,314)
                                                                                                 --------------------
           Total Shareholders' Equity..........................................................               860,578
                                                                                                 --------------------
           Total Liabilities and Shareholders' Equity..........................................            $1,871,145
                                                                                                 ====================


(1) The acquisitions of the Calverton Office Park Properties, 7101 Wisconsin Avenue Property, Fidinam Office Portfolio and One O'Hare Centre Property were completed prior to December 31, 1998; therefore, the balance sheet at 12/31/98 included the effect of the acquisitions.

                           PRENTISS PROPERTIES TRUST
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                     For the Year Ended December 31, 1998
                                  (unaudited)

            (dollars in thousands, except share and per share data)

     The following unaudited pro forma consolidated statement of income is presented as if the acquisition of Calverton Office Park Properties, 7101 Wisconsin Avenue Property, Fidinam Office Portfolio, One O'Hare Centre Property and the other properties acquired during 1998 had occurred on January 1, 1998.

     This pro forma consolidated statement of income should be read in conjunction with the pro forma consolidated balance sheet at December 31, 1998 included elsewhere in this current report on Form 8-K.

     The pro forma consolidated statement of income is not necessarily indicative of what actual results would have been had the previously described transactions actually occurred as of January 1, 1998 nor does it purport to represent the operations of the Company for future periods.


                                                       (Unaudited)              Pro Forma Adjustments               Prentiss
                                                        Prentiss        -----------------------------------------   Properties Trust
                                                    Properties Trust                                                   Pro Forma
                                                       Year Ended                                       Other          Year ended
                                                      Dec. 31, 1998     Acquired Properties/(1)/     Adjustments      Dec. 31, 1998
                                                    ----------------    ----------------------     ---------------  ----------------
Revenues:
 Rental income.....................................        $235,650            $32,160                                    $267,810
 Mortgage interest.................................           3,835                                                          3,835
 Management fees...................................             883                                                            883
 Development, leasing, sale and
  other fees.......................................           1,246                                                          1,246
                                                    ----------------    ----------------------     --------------   ----------------
  Total revenues...................................         241,614             32,160                                     273,774
                                                    ----------------    ----------------------     --------------   ----------------
Expenses:
 Property operating and maintenance................          57,191              6,336                                      63,527
 Real estate taxes.................................          25,512              4,095                                      29,607
 General and administrative and personnel cost.....           8,000                                                          8,000
 Interest expense..................................          41,718                                     16,356 (2)          58,074
 Amortization of deferred financing
  costs............................................             963                                                            963
 Depreciation and amortization.....................          41,828                                      5,255 (3)          47,083
                                                    ----------------    ----------------------     --------------   ----------------
  Total expenses...................................         175,212             10,431                  21,611             207,254
                                                    ----------------    ----------------------     --------------   ----------------
Equity in income of joint venture and
 unconsolidated subsidiaries.......................           7,398                                                          7,398
                                                    ----------------    ----------------------     --------------   ----------------
Income before gain on sale and
 minority interest.................................          73,800             21,729                 (21,611)             73,918
Gain on sale.......................................          14,416                                    (14,416)(4)
Minority interest..................................          (7,796)                                       655 (5)          (7,141)
                                                    ----------------    ----------------------     --------------   ----------------

Income before extraordinary item...................          80,420             21,729                 (35,372)             66,777
Extraordinary item.................................          (9,001)                                     9,001 (4)
                                                    ----------------    ----------------------     --------------   ----------------

Net income.........................................        $ 71,419             21,729                 (26,371)             66,777
Preferred dividends................................          (5,655)                                                        (5,655)
                                                    ----------------    ----------------------     --------------   ----------------
Net income attributable to common
 Shareholders......................................        $ 65,764             21,729                $(26,371)             61,122
                                                    ================    ======================     ==============   ================
Net income per common share-before
 extraordinary item-basic..........................        $   1.93                                                       $   1.58
Extraordinary item.................................           (0.23)                                                             -
                                                    ----------------                                                ----------------
Net income per common share -basic.................        $   1.70                                                       $   1.58
                                                    ================                                                ================
Weighted average number of
 shares outstanding................................          38,742                                                         38,742
                                                    ================                                                ================
Net income per common share-before
 extraordinary item-diluted........................        $   1.89                                                       $   1.57
Extra ordinary item................................           (0.21)                                                             -
                                                    ----------------                                                ----------------
Net income per common share -diluted...............        $   1.68                                                       $   1.57
                                                    ================                                                ================
Weighted average common shares outstanding.........          42,497                                                         42,497
                                                    ================                                                ================

(1) During 1998, the Company has acquired 84 Properties containing approximately 5.0 million square feet for an approximate purchase price of $562.6 million. The financial information of the 1998 Acquired Properties reflects the historical revenues and certain operating expenses of the properties for the period prior to acquisition by the Company.

(2) Represents additional interest expense on borrowings to acquire the 1998 Acquired Properties as if the acquisitions had been acquired on January 1, 1998.

(3) Represents additional depreciation expense as if the 1998 Acquired Properties had been acquired on January 1, 1998.

(4) Represents elimination of nonrecurring gains on sale and extraordinary items.

(5) Represents minority interest share of pro forma adjustments to income and expense.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              PRENTISS PROPERTIES TRUST



Date:  February 16, 1999      By:  /s/ Thomas P. Simon
                                   ---------------------------------------------
                                   Thomas P. Simon
                                   (Vice President and Chief Accounting Officer)

                                 EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
23.1                     Consent of PricewaterhouseCoopers LLP.

                                       21